UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2026

FIRST HAWAIIAN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14585	99-0156159
(Commission File Number)	(IRS Employer Identification No.)

999 Bishop St., 29th Floor
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

(808) 525-7000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FHB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 13, 2026, First Hawaiian, Inc., a Delaware corporation (“FHI”), announced preliminary second quarter financial results for the quarter ended June 30, 2026, and the transaction described in Item 8.01 below, pursuant to the Press Release (as defined below). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

The preliminary second quarter 2026 financial information included in the Press Release and the Investor Presentation is being provided prior to the completion of FHI’s standard quarter-end closing procedures and review by its independent registered public accounting firm. These preliminary results are estimates based on information available to management of FHI as of the date of the Press Release and are subject to change upon completion of FHI's standard closing procedures and review by its independent registered public accounting firm. As a result, there can be no assurance that FHI's final results will not differ from these preliminary estimates. FHI expects to issue its earnings release for the quarter ended June 30, 2026, on July 24, 2026.

The information contained in Item 2.02 and Item 7.01 of this Form 8-K, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01 Regulation FD Disclosure.

FHI and TriCo Bancshares, a California corporation (“TriCo”), issued a joint press release on July 13, 2026 announcing the execution of the Merger Agreement (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 and incorporated herein by reference. FHI also intends to provide supplemental information regarding the transactions disclosed under Item 8.01 of this Current Report on Form 8-K in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are furnished as Exhibit 99.2 and are incorporated herein by reference (the “Investor Presentation”).

Item 8.01 Other Events.

On July 12, 2026, FHI entered into an Agreement and Plan of Reorganization and Merger, dated as of July 12, 2026 (the “Merger Agreement”), by and among FHI, TriCo and Horizon Merger Sub, Inc., a California corporation and a wholly owned subsidiary of FHI (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Merger Sub will merge with and into TriCo (the “Merger”), with TriCo surviving the Merger (the “Surviving Corporation”), (ii) immediately following the Merger, the Surviving Corporation will be merged with and into FHI (the “Second Step Merger”), with FHI continuing as the surviving entity in the Second Step Merger and (iii) promptly following the Second Step Merger, Tri Counties Bank, a California state-chartered non-member bank and wholly owned subsidiary of TriCo, will merge with and into First Hawaiian Bank, a Hawaii state-chartered non-member bank and wholly owned subsidiary of FHI, with First Hawaiian Bank continuing as the surviving bank.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release, dated July 13, 2026
99.2	Investor Presentation, dated July 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements regarding the expected timing, completion and effects of the proposed business combination transaction between First Hawaiian, Inc. (“FHI”) and TriCo Bancshares (“TriCo”) (the “Transaction”) and the plans, objectives, expectations and intentions of FHI and TriCo. Any statement that does not describe historical or current facts is a forward-looking statement. Forward-looking statements are often, but not always, made through the use of words or phrases such as “annualized,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “will,” “would” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature.

FHI and TriCo caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond FHI’s and TriCo’s control. A number of important factors could cause actual results to differ materially from those indicated in these forward-looking statements, including the following: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which FHI and TriCo conduct business, including Hawaii, Guam, Saipan and California; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within FHI’s or TriCo’s loan portfolio (including commercial real estate loans) or other asset classes, and the parties’ ability to attract and retain customer deposits, large loans to certain borrowers, access liquidity and capital, and manage deposit costs and funding sources; the success, impact, and timing of FHI’s and TriCo’s respective business strategies, including market acceptance of any new products or services and FHI’s and TriCo’s ability to successfully implement strategic, operational, technology and integration initiatives; the failure to properly use and protect customer and employee information and data; cybersecurity risks, including the occurrence of fraudulent activity or a material breach of, or disruption to, the security of FHI’s, TriCo’s or their vendors’ systems; risks related to the development, implementation, use and management of artificial intelligence and other emerging technologies; the effects of failures or interruptions of information, communications or third-party service-provider systems; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; adverse weather conditions, natural disasters and other catastrophic events such as wildfires; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which FHI and TriCo are parties; the outcome of any legal proceedings that may be instituted against FHI or TriCo, including potential litigation relating to the Transaction; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to obtain stockholder or shareholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the Transaction on a timely basis or at all; changes in FHI’s or TriCo’s share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where FHI and TriCo do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of FHI and TriCo promptly and successfully; the dilution caused by FHI’s issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of FHI and TriCo.

The foregoing factors should not be considered an exhaustive list and should be read together with the other cautionary statements set forth in FHI’s Annual Report on Form 10-K for the year ended December 31, 2025 and its latest Quarterly Report on Form 10-Q, which are on file with the Securities and Exchange Commission (the “SEC”) and available on FHI’s investor relations website, https://ir.fhb.com, under the heading “SEC Filings,” and in other documents FHI files with the SEC, and in TriCo’s Annual Report on Form 10-K for the year ended December 31, 2025 and its latest Quarterly Report on Form 10-Q, which are on file with the SEC and available on TriCo’s website, www.tcbk.com, under the “About” tab and the “Investor Relations” link and then under the heading “SEC Filings” and in other documents TriCo files with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and neither FHI nor TriCo undertakes any obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Transaction, FHI will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of FHI and TriCo and a Prospectus of FHI, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving FHI and TriCo will be submitted to FHI’s stockholders and TriCo’s shareholders, as applicable, for their consideration.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, FHI STOCKHOLDERS AND TRICO SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders or shareholders, as applicable, will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Transaction, FHI and TriCo, without charge, at the SEC’s website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Hawaiian, Inc., Attention: Secretary, 999 Bishop Street, Honolulu, HI 96813, (808) 525-7000 or to TriCo Bancshares, Attention: Shareholder Services, 63 Constitution Drive, Chico, CA 95973, (530) 898-0300.

PARTICIPANTS IN THE SOLICITATION

FHI, TriCo, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FHI stockholders or TriCo shareholders in connection with the Transaction under the rules of the SEC. Information regarding FHI’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in FHI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026 (available here); in the sections entitled “Corporate Governance and Board Matters,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Biographies of Executive Officers” and “Security Ownership of Certain Beneficial Owners, Directors and Management” in FHI’s definitive proxy statement relating to its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 12, 2026 (available here); and other documents filed by FHI with the SEC. Information regarding TriCo’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters;” in TriCo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 2, 2026 (available here); in the sections entitled “Board of Directors,” “Corporate Governance, Board Nominations and Board Committees,” “Compensation of Directors,” “Ownership of Voting Securities,” “Compensation Discussion and Analysis” and “Compensation of Named Executive Officers” in TriCo’s definitive proxy statement relating to its 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2026 (available here); and other documents filed by TriCo with the SEC. To the extent holdings of FHI common stock by the directors and executive officers of FHI or holdings of TriCo common stock by directors and executive officers of TriCo have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document, when available, may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HAWAIIAN, INC.

Date: July 12, 2026	By:	/s/ Robert S. Harrison
	Name:	Robert S. Harrison
	Title:	Chairman of the Board, President and Chief Executive Officer